Investments in Unconsolidated Subsidiaries and Affiliates	12 Months Ended
Dec. 31, 2013
Equity Method Investments And Joint Ventures [Abstract]
Investments in Unconsolidated Subsidiaries and Affiliates

Note 6: Investments in Unconsolidated Subsidiaries and Affiliates

A summary of investments in unconsolidated subsidiaries and affiliates as of December 31, 2013, and 2012 is as follows:

	2013	2012
	(in millions)
Equity method	$638	$587
Cost method	7	7

Total	$645	$594

A summary of the combined results of operations and financial position as reported by the investees that CNH Industrial accounts for using the equity method is as follows:

	For the Years Ended December 31,
	2013	2012	2011
	(in millions)
Net revenue	$5,211	$5,619	$8,797

Income before taxes	$321	$261	$487

Net income	$289	$210	$354

	As of December 31,
	2013	2012
	(in millions)
Total assets	$7,127	$6,177

Total liabilities	$5,460	$4,663

Total equity	$1,667	$1,514

The investees included in these tables primarily consists of Al Ghazi Tractors Ltd. (43% ownership), Turk Traktor re Ziraat Makineteri A.S. (37% ownership), New Holland HFT Japan Inc. (50% ownership), CNH de Mexico S.A. de C.V. (50% ownership), CNH Industrial Capital Europe S.A.S. (50% ownership) and Naveco (Nanjing Inveco Motor Co.) Ltd (50% ownership), SAIC Iveco Commercial Vehicle Investment Company Limited (50% ownership) and Transolver Finance Establecimiento Financiero de Credito S.A. (50% ownership). The table for 2011 also include Kobelco Construction Machinery Co. Ltd. (20% ownership).

In October 2013, we established a joint venture, which we own 60%, with the LARIMAR Group, a leading South African public transport operator and bus manufacturer, named Iveco South Africa Works (Pty) Ltd. This joint venture will manufacture light, medium and heavy duty commercial vehicles and buses in Rosslyn, South Africa.

Effective December 31, 2012, the initial term of CNH Global’s global alliance with one of its Japanese joint ventures, Kobelco Construction Machinery Co., Ltd. (“KCM”) expired and CNH Global and KCM entered a new phase of the relationship. As a result, CNH sold its 20% ownership in KCM to Kobe Steel, Ltd (“KSL”) and recognized a loss of approximately $35 million in 2012. The dispute regarding the amount to be paid by KSL to CNH Global was resolved by binding arbitration pursuant to London Court of International Arbitration (“LCIA”) rules, as provided by the KCM Shareholders Agreement. In November 2013 the arbitrator issued his award and opinion, effectively ruling in favor of KSL. As a result, CNH Industrial recognized an additional loss of $26 million on the sale of investment in its consolidated statements of operations for the year ended December 31, 2013. Please see “Note 13: Commitments and Contingencies” for additional information.

In March 2011, CNH Global acquired full ownership of L&T Case Equipment Private Limited, an unconsolidated joint venture established in 1999 with Larsen & Toubro Limited to manufacture and sell construction and building equipment in India. The new wholly owned company took the name Case New Holland Construction Equipment India Private Limited. The purchase price was $50 million. The acquisition resulted in an allocation of $35 million to goodwill, $32 million to net tangible assets, $30 million to intangible assets such as dealer network and acquired technology. A gain of $34 million related to this transaction as a result of revaluing CNH Global’s previously held 50% ownership interest is included in “Other, net” in the accompanying consolidated statement of operations. The process of valuing the assets and the intangibles acquired in connection with this acquisition was completed during the fourth quarter of 2011.